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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    November 15, 1996
                                                 -------------------------------

                                   PACCAR Inc
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-6394                       91-0351110
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(State or other jurisdiction       (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


777 - 106th Ave. N.E., Bellevue, WA                      98004
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code      (206) 455-7400
                                                   -----------------------------


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         (Former name or former address, if changed since last report.)

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ITEM 2    ACQUISITION OR DISPOSITION OF ASSETS.

     (a) Effective November 15, 1996 PACCAR Inc purchased all outstanding shares of DAF Trucks, N.V. (DAF), a Netherlands corporation. DAF is a vertically-integrated truck manufacturer, producing its own engines and axles. Its primary products are cab-over-engine trucks. DAF has factories in the Netherlands and Belgium, and it is the exclusive distributor in Europe for medium-duty trucks manufactured by Leyland in the United Kingdom.

          The transaction was denominated in Dutch Guilders (NLG). PACCAR Inc paid NLG 900 million for all outstanding shares of DAF. As a precondition to the purchase, DAF was required to repurchase a 25% minority interest in a Belgium subsidiary, DAF Trucks Vlaanderen N.V., for NLG 33 million. Sources of the funds used for payment consisted of NLG 300 million from PACCAR Inc cash reserves with the remaining balance borrowed under terms of two Dutch Guilder notes of NLG 300 million each. One note is with Bank of America NW, N.A. DBA Seafirst Bank. The other note is with ABN AMRO Bank N.V.

     (b) The acquired assets were used in the development, production, marketing, sale and after-sale service of medium and heavy commercial trucks. In addition the acquired assets were used to supply components, such as axles, engines and cabs, to third parties for use in the manufacture of buses and coaches, special vehicles, earth-moving machinery, generator and other heavy industrial machinery. PACCAR Inc intends to continue to use the assets in the businesses as described.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a) It is impracticable to supply the required financial statements at this time. The financial statements will be filed within sixty (60) days of December 2, 1996.

     (b) With respect to pro forma financial statements, see response to Item 7(a).

     (c) Exhibits. Exhibits filed herewith are listed in the accompanying Index to Exhibits.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  PACCAR Inc
                                        ----------------------------------------
                                                  (Registrant)


     Date  November 27, 1996            By /s/ G. D. Hatchel
         ---------------------             -------------------------------------
                                           G. D. Hatchel
                                           Vice President and Controller


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                                INDEX TO EXHIBITS


EXHIBIT (IN ORDER OF ASSIGNED INDEX NUMBERS)


 2 Plan of acquisition, reorganization, arrangement, liquidation or succession:

 P   (a)  The following exhibit is being filed in paper format under a temporary hardship exemption: "Agreement for the Sale and Purchase of the Entire Issued and Outstanding Share Capital of DAF Trucks N.V."

     (b)  List of Omitted Schedules
          The following schedules were omitted from the filing but will be furnished to the Commission upon request:
          (i)    Schedule A - Selling Shareholders
          (ii)   Schedule B - Form of Notarial Deed
          (iii)  Schedule C - Escrow Agreement
          (iv)   Schedule D - Bank Accounts
          (v)    Schedule E - Warranties
          (vi)   Schedule F - PACCAR Undertakings


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